UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 22, 2016

PACIFIC SUNWEAR OF CALIFORNIA, INC.

(Exact Name of Registrant as Specified in Charter)

California	0-21296	95-3759463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3450 East Miraloma Avenue Anaheim, CA	92806-2101
(Address of principal executive offices)	(Zip Code)

(714) 414-4000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Company announced that Ernie Sibal has resigned from the position of Vice President and Chief Financial Officer as of July 22, 2016. Mr. Sibal will stay with the Company as the Vice President of Real Estate and Store Optimization. The Company has retained an experienced financial executive as a part-time consultant who started on July 25, 2016 and has hired a full-time Controller who will start on August 8, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2016

PACIFIC SUNWEAR OF CALIFORNIA, INC.

/s/ Gary H. Schoenfeld
Gary H. Schoenfeld President and CEO